UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 1, 2022
Date of Report (date of earliest event reported)

RAYMOND JAMES FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Florida	1-9109		59-1517485
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

880 Carillon Parkway	St. Petersburg	Florida	33716
(Address of principal executive offices)			(Zip Code)

(727) 567-1000
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RJF	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.75% Fixed-to-Floating Rate Series A Non-Cumulative Perpetual Preferred Stock	RJF PrA	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.375% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock	RJF PrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Introductory Note

On June 1, 2022, Raymond James Financial, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission (the “SEC”), to report, among other things, the closing on June 1, 2022 of its previously announced acquisition of TriState Capital Holdings, Inc. (“TriState Capital”), by means of the mergers of TriState Capital with certain wholly-owned subsidiaries of the Company (the “Acquisition”), pursuant to the Agreement and Plan of Merger, dated October 20, 2021, among the Company, TriState Capital and certain wholly-owned subsidiaries of the Company.

This Amendment No. 1 (“Form 8-K/A”) amends and supplements the Original Report to include the historical and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, which were excluded from the Original Report in reliance on the instructions to such items.

Item 9.01 Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired

The financial statements of TriState Capital required by this Item 9.01(a) are filed as Exhibits 99.1-99.2 to this Form 8-K/A and incorporated herein by reference.

(b)    Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) are filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

The unaudited pro forma condensed combined consolidated statement of financial condition as of June 30, 2022 of the Company and TriState Capital has not been presented as the Acquisition has been fully reflected in the unaudited condensed consolidated statement of financial condition included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022.

The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and TriState Capital would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the Company may achieve following the Acquisition. Except as described in this Form 8-K/A, all other information in the Original Report remains unchanged and is incorporated by reference herein.

(d)    Exhibits

Exhibit No.

23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of TriState Capital Holdings, Inc.
99.1 Audited Consolidated Financial Statements and accompanying notes of TriState Capital Holdings, Inc. for the year ended December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021 (incorporated by reference to Part II., Item 8 of the Annual Report on Form 10-K of TriState Capital Holdings, Inc. filed with the Securities and Exchange Commission on March 1, 2022).
99.2 Unaudited Condensed Consolidated Financial Statements and accompanying notes of TriState Capital Holdings, Inc. for the three months ended March 31, 2022 (incorporated by reference to Part I., Item 1 of the Quarterly Report on Form 10-Q of TriState Capital Holdings, Inc. filed with the Securities and Exchange Commission on May 9, 2022).
99.3 Unaudited Pro Forma Condensed Combined Statements of Income of the Company and TriState Capital Holdings, Inc. for the twelve month period corresponding with each respective entity’s most recent year end and for the nine month period ended June 30, 2022.
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYMOND JAMES FINANCIAL, INC.

Date: August 12, 2022	By:	/s/ Paul M. Shoukry
Paul M. Shoukry
Chief Financial Officer and Treasurer